EXHIBIT 32.1
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             CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18
          U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


The undersigned, Michael G. Mitchell, the Chief Executive Officer of ThinkEngine Networks, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the "Report").

The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED THIS 19TH DAY OF MARCH, 2008

     /S/ MICHAEL G. MITCHELL
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     MICHAEL G. MITCHELL
     CHIEF EXECUTIVE OFFICER